UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report: February 18, 2005
                        (Date of earliest event reported)

                              DIRECT INSITE CORP.
             (Exact Name of Registrant as Specified in its Charter)


Delaware                           0-20660                 11-2895590
(State or other Jurisdiction  (Commission File Number)  (IRS Employer
of Incorporation)                                       Identification Number)


     80 Orville Drive, Bohemia, NY                           11716
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code  (631) 244-1500

                                 Not applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     At a meeting of the Board of Directors held on February 18, 2005, Peter B. Yunich resigned as a director of Registrant and Michael Levin was appointed a director, effective immediately, to serve in Class II. Mr. Levin is the designee of Metropolitan Venture Partners II, L.P., which has the contractual right to appoint a director in Class II under certain circumstances.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           DIRECT INSITE CORP.

                                           By:  /s/  Michael J. Beecher
                                                Michael J. Beecher
                                                Chief Financial Officer

Dated:  February 23, 2005